Credit Suisse First Boston

ABSC 2004-HE9

3,222 records

		LTV			DTI			FICO			Doc
		WA LTV	Min LTV	Max LTV	WA DTI	Min DTI	Max DTI	WA FICO	Min FICO	Max FICO	% FullDoc	% Full Alt	%Ltd Doc	%Lite	Streamlined-Stated (PITI Verified)	% Stated Doc
	IO Loans	80.69	35.20	95.00	38.51	6.00	57.00	677	556	803	40.56	3.14	8.36	7.26	34.75	5.92

Balance	< $50,000.00	96.49	27.30	100.00	39.15	5.00	59.00	646	502	804	47.68	2.09	6.64	3.79	36.94	2.87
	$50,000.00 to $100,000.00	90.45	22.40	100.00	39.40	6.00	60.00	642	500	804	49.19	2.51	5.18	4.21	33.59	5.32
	>100,000.00	81.35	20.80	100.00	40.59	4.00	60.00	635	500	803	43.25	3.91	8.75	4.20	22.76	17.13
High Coupon	8.001% to 9.000%	86.62	25.00	100.00	39.53	5.00	60.00	599	500	804	51.98	4.19	11.30	1.96	15.57	15.00
	9.001% to 10.000%	92.93	47.50	100.00	40.72	12.00	59.00	634	500	803	40.00	2.17	8.41	5.83	37.26	6.34
	> 10.000%	98.66	65.00	100.00	41.66	7.00	59.00	645	509	794	29.70	2.22	5.45	5.69	54.84	2.10
Occupancy	Non-Owner Occ	82.01	35.70	95.00	35.38	5.00	60.00	650	525	779	36.82	13.42	17.06	0.00	3.89	28.81
	Primary	82.41	20.80	100.00	40.65	4.00	59.00	634	500	804	44.52	3.36	7.79	4.27	24.74	15.32
	Second/Vacation	84.56	54.30	100.00	40.82	13.00	60.00	677	519	786	29.92	3.80	17.73	7.41	25.78	15.36
	First	80.89	20.80	100.00	40.41	4.00	60.00	633	500	804	44.81	3.85	8.54	4.03	21.59	17.18
	Second	99.42	64.30	100.00	40.96	5.00	59.00	667	532	804	33.32	2.67	7.01	5.91	49.92	1.17
Doc Type	Full Documentation	83.03	22.40	100.00	41.24	5.00	59.00	621	500	804	100.00	0.00	0.00	0.00	0.00	0.00
	Streamlined-Stated (PITI Verified)	84.22	20.80	100.00	41.05	7.00	54.00	678	575	803	0.00	0.00	0.00	0.00	100.00	0.00
	Stated Documentation	76.87	27.70	90.00	39.12	11.00	60.00	623	502	790	0.00	0.00	0.00	0.00	0.00	100.00
	Limited Documentation	83.55	24.60	100.00	39.66	4.00	60.00	624	509	778	0.00	0.00	100.00	0.00	0.00	0.00
	Lite Documentation	82.94	53.60	100.00	37.79	6.00	59.00	634	508	746	0.00	0.00	0.00	100.00	0.00	0.00
	Full Alternative Documentation	85.07	58.40	100.00	37.96	7.00	59.00	628	504	747	0.00	100.00	0.00	0.00	0.00	0.00

Property Type	Condominium	83.98	22.40	100.00	40.41	12.00	58.00	651	500	804	50.89	1.60	8.37	3.33	24.06	11.76
	Duplex	82.56	31.90	100.00	42.51	15.00	59.00	644	518	785	30.57	0.80	9.68	3.14	25.91	29.90
	Manufactured Housing	77.42	60.90	85.00	36.97	14.00	53.00	646	502	772	83.76	0.00	0.00	2.58	0.00	13.66
	PUD Project Attached	83.38	53.10	100.00	40.10	17.00	53.00	652	502	772	34.60	0.00	7.95	4.96	44.25	8.26
	PUD SF Detached	83.58	53.60	100.00	41.31	4.00	58.00	633	501	786	40.78	3.25	11.68	5.63	28.56	10.10
	Single family 4 unit	81.17	54.60	95.00	40.39	17.00	55.00	656	557	748	60.61	9.43	0.00	0.00	4.86	25.11
	Single Family Detached	82.20	20.80	100.00	40.30	5.00	60.00	633	500	803	44.22	4.30	7.97	4.23	23.14	16.13
	Triplex	74.98	28.30	95.00	36.63	23.00	51.00	650	546	758	18.55	7.09	12.62	0.00	10.57	51.17
Delinq	60+ days	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

ABSC 2004-HE9

3,222 records

Top 5 States		Top 5 Prop		Doc Type		Purpose		OCC Codes		Orig Prepay Penalty
California	53.60%	Single Family Detached	71.97%	Full Documentation	43.84%	Purchase	47.61%	Primary	93.57%	0 Months	28.31%
New York	5.71%	Condominium	9.17%	Streamlined-Stated (PITI Verified)	23.98%	Refinance - Cash Out	39.48%	Second/Vacation	2.65%	6 Months	0.02%
Florida	3.92%	PUD SF Detached	10.62%	Stated Documentation	15.83%	Refinance - No Cash Out	12.91%	Investment	3.78%	12 Months	4.42%
Maryland	3.86%	Duplex	4.02%	Limited Documentation	8.41%					24 Months	54.03%
Texas	3.81%	PUD Project Attached	2.09%	Lite Documentation	4.19%					36 Months	13.21%
				Full Alternative Documentation	3.75%

Disclaimer:

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transactio described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.

Credit Suisse First Boston

ABSC 2004-HE9

Balance	State MSA	Loan Type	LTV(%)	DTI(%)	FICO	Prop Type	Purpose	Occ Codes	Orig Prepay Penalty
$1,104,000.00	NJ	2/28 ARM IO	80.00	43.00	716	Condominium	Purchase	Second/Vacation	0
$940,000.00	CA	2/28 ARM IO	72.30	45.00	583	PUD SF Detached	Refinance - Cash Out	PrimaryResidence	12
$920,000.00	CO	Fixed - 15Yr	80.00	37.00	666	Single Family Detached	Refinance - Cash Out	PrimaryResidence	24
$860,000.00	CA	2/28 ARM	74.80	33.00	600	PUD SF Detached	Refinance - Cash Out	PrimaryResidence	0
$848,602.46	CA	2/28 ARM	85.00	25.00	617	Condominium	Refinance - Cash Out	PrimaryResidence	24
$836,000.00	CA	2/28 ARM	67.40	31.00	529	Single Family Detached	Refinance - No Cash Out	PrimaryResidence	24
$835,000.00	CA	2/28 ARM	65.20	27.00	580	Single Family Detached	Refinance - Cash Out	PrimaryResidence	24
$825,000.00	CA	2/28 ARM	78.60	41.00	630	Single Family Detached	Refinance - Cash Out	PrimaryResidence	24
$800,000.00	CA	5/25 ARM IO	77.30	29.00	681	Single Family Detached	Refinance - Cash Out	PrimaryResidence	36
$800,000.00	CA	2/28 ARM IO	80.00	42.00	708	Single Family Detached	Purchase	PrimaryResidence	24

This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise).  This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith.  It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above.  A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance.  Opinions and estimates may be changed without notice.  The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness.  This material does not purport to contain all of the information that an interested party may desire.  In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them.  Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors.  CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof.  Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved.  The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer.  Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.